Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$11,963	11,086	7.9%	7.9	—

Europe	5,587	4,819	15.9	14.6	1.3
Western Hemisphere excluding U.S.	1,500	1,296	15.7	13.4	2.3
Asia-Pacific, Africa	4,288	3,881	10.5	8.5	2.0
International	11,375	9,996	13.8	12.1	1.7

Worldwide	$23,338	21,082	10.7%	9.9	0.8

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$34,993	31,324	11.7%	11.7	—

Europe	16,669	13,709	21.6	15.3	6.3
Western Hemisphere excluding U.S.	4,291	3,931	9.2	8.1	1.1
Asia-Pacific, Africa	13,018	11,145	16.8	12.3	4.5
International	33,978	28,785	18.0	13.1	4.9

Worldwide	$68,971	60,109	14.7%	12.4	2.3

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$1,625	1,556	4.5%	4.5	—
International	2,075	1,958	5.9	3.7	2.2
	3,700	3,514	5.3	4.1	1.2

Pharmaceutical
U.S.	7,221	6,438	12.2	12.2	—
International	5,773	4,980	15.9	14.6	1.3
	12,994	11,418	13.8	13.2	0.6

Medical Devices
U.S.	3,117	3,092	0.8	0.8	—
International	3,527	3,058	15.4	13.3	2.1
	6,644	6,150	8.0	7.0	1.0

U.S.	11,963	11,086	7.9	7.9	—
International	11,375	9,996	13.8	12.1	1.7
Worldwide	$23,338	21,082	10.7%	9.9	0.8

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$4,987	4,853	2.8%	2.8	—
International	5,991	5,582	7.3	3.5	3.8
	10,978	10,435	5.2	3.1	2.1

Pharmaceutical
U.S.	20,536	18,619	10.3	10.3	—
International	17,256	14,685	17.5	12.5	5.0
	37,792	33,304	13.5	11.3	2.2

Medical Devices
U.S.	9,470	7,852	20.6	20.6	—
International	10,731	8,518	26.0	20.5	5.5
	20,201	16,370	23.4	20.5	2.9

U.S.	34,993	31,324	11.7	11.7	—
International	33,978	28,785	18.0	13.1	4.9
Worldwide	$68,971	60,109	14.7%	12.4	2.3

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2021		2020		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$23,338	100.0	$21,082	100.0	10.7
Cost of products sold	7,250	31.1	6,972	33.1	4.0
Gross Profit	16,088	68.9	14,110	66.9	14.0
Selling, marketing and administrative expenses	6,000	25.7	5,431	25.8	10.5
Research and development expense	3,422	14.7	2,840	13.5	20.5
In-process research and development	900	3.9	138	0.6
Interest (income) expense, net	7	0.0	32	0.1
Other (income) expense, net	1,850	7.9	1,200	5.7
Restructuring	60	0.2	68	0.3
Earnings before provision for taxes on income	3,849	16.5	4,401	20.9	(12.5)
Provision for taxes on income	182	0.8	847	4	(78.5)
Net earnings	$3,667	15.7	$3,554	16.9	3.2

Net earnings per share (Diluted)	$1.37		$1.33		3.0

Average shares outstanding (Diluted)	2,674.9		2,669.3

Effective tax rate	4.7%		19.2%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$8,058	34.5	$7,246	34.4	11.2
Net earnings	$6,968	29.9	$5,868	27.8	18.7
Net earnings per share (Diluted)	$2.60		$2.20		18.2
Effective tax rate	13.5%		19.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2021		2020		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$68,971	100.0	$60,109	100.0	14.7
Cost of products sold	21,900	31.8	20,613	34.3	6.2
Gross Profit	47,071	68.2	39,496	65.7	19.2
Selling, marketing and administrative expenses	17,505	25.4	15,627	26.0	12.0
Research and development expense	9,994	14.5	8,127	13.5	23.0
In-process research and development	900	1.3	144	0.3
Interest (income) expense, net	83	0.1	16	0.0
Other (income) expense, net	480	0.7	545	0.9
Restructuring	169	0.2	187	0.3
Earnings before provision for taxes on income	17,940	26.0	14,850	24.7	20.8
Provision for taxes on income	1,798	2.6	1,874	3.1	(4.1)
Net earnings	$16,142	23.4	$12,976	21.6	24.4

Net earnings per share (Diluted)	$6.04		$4.86		24.3

Average shares outstanding (Diluted)	2,674.6		2,670.8

Effective tax rate	10.0%		12.6%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$24,125	35.0	$19,827	33.0	21.7
Net earnings	$20,517	29.7	$16,468	27.4	24.6
Net earnings per share (Diluted)	$7.67		$6.17		24.3
Effective tax rate	15.0%		16.9%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Third Quarter
	(Dollars in Millions Except Per Share Data)	2021	2020
	Net Earnings, after tax- as reported	$3,667	$3,554

	Pre-tax Adjustments
	Intangible Asset Amortization expense	1,159	1,181
	Litigation expense, net	2,077	1,477
	IPR&D	900	138
	Restructuring related	121	130
	Acquisition, integration and divestiture related	20	(154)
	(Gains)/losses on securities	(127)	32
	Medical Device Regulation	59	38
	Other	-	3

	Tax Adjustments
	Tax impact on special item adjustments [1]	(849)	(482)
	Tax legislation and related impacts	(59)	(49)
	Adjusted Net Earnings, after tax	$6,968	$5,868
	Average shares outstanding (Diluted)	2,674.9	2,669.3
	Adjusted net earnings per share (Diluted)	$2.60	$2.20
	Operational adjusted net earnings per share (Diluted)	$2.56

	Notes:
[1]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Nine Months Ended
	(Dollars in Millions Except Per Share Data)	2021	2020
	Net Earnings, after tax- as reported	$16,142	$12,976

	Pre-tax Adjustments
	Intangible Asset Amortization expense	3,576	3,426
	Litigation expense, net	2,054	2,210
	IPR&D	900	144
	Restructuring related	333	363
	Acquisition, integration and divestiture related [1]	(504)	(1,087)
	(Gains)/losses on securities	(335)	(174)
	Medical Device Regulation	161	89
	Other	-	6

	Tax Adjustments
	Tax impact on special item adjustments [2]	(1,097)	(1,002)
	Tax legislation and related impacts	(713)	(483)
	Adjusted Net Earnings, after tax	$20,517	$16,468
	Average shares outstanding (Diluted)	2,674.6	2,670.8
	Adjusted net earnings per share (Diluted)	$7.67	$6.17
	Operational adjusted net earnings per share (Diluted)	$7.47

	Notes:
[1]	Acquisition, integration and divestiture related for the nine months of 2021 primarily includes the gain on the divestiture of two Pharmaceutical brands outside of the U.S. Acquisition, integration and divestiture related for 2020 primarily includes a Contingent Consideration reversal ($165M in third quarter and $1,148M in nine months) related to the timing of certain developmental milestones associated with the Auris Health acquisition.

[2]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
THIRD QUARTER 2021 ACTUAL vs. 2020 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	5.3%	13.8%	8.0%	10.7%
U.S.	4.5%	12.2%	0.8%	7.9%
International	5.9%	15.9%	15.4%	13.8%

WW Currency	1.2	0.6	1.0	0.8
U.S.	—	—	—	—
International	2.2	1.3	2.1	1.7

WW Operational	4.1%	13.2%	7.0%	9.9%
U.S.	4.5%	12.2%	0.8%	7.9%
International	3.7%	14.6%	13.3%	12.1%

General Surgery
Advanced Sterilization Products			0.4	0.1
U.S.			0.0	0.0
International			0.8	0.2

Skin Health / Beauty
Dr. Ci Labo - Sedona	1.1			0.2
U.S.	0.0			0.0
International	2.0			0.4

All Other Acquisitions and Divestitures	0.5	0.6	0.2	0.4
U.S.	0.6	0.0	0.3	0.1
International	0.3	1.4	0.0	0.8

WW Adjusted Operational	5.7%	13.8%	7.6%	10.6%
U.S.	5.1%	12.2%	1.1%	8.0%
International	6.1%	16.0%	14.1%	13.5%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
NINE MONTHS 2021 ACTUAL vs. 2020 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	5.2%	13.5%	23.4%	14.7%
U.S.	2.8%	10.3%	20.6%	11.7%
International	7.3%	17.5%	26.0%	18.0%

WW Currency	2.1	2.2	2.9	2.3
U.S.	—	—	—	—
International	3.8	5.0	5.5	4.9

WW Operational	3.1%	11.3%	20.5%	12.4%
U.S.	2.8%	10.3%	20.6%	11.7%
International	3.5%	12.5%	20.5%	13.1%

General Surgery
Advanced Sterilization Products			0.6	0.2
U.S.			0.0	0.0
International			1.2	0.3

Skin Health / Beauty
Dr. Ci Labo - Sedona	0.5			0.1
U.S.	0.0			0.0
International	0.9			0.2

All Other Acquisitions and Divestitures	0.5	0.5	0.2	0.4
U.S.	0.5	(0.1)	0.4	0.1
International	0.3	1.3	0.0	0.7

WW Adjusted Operational	4.1%	11.8%	21.4%	13.1%
U.S.	3.3%	10.2%	21.0%	11.8%
International	4.7%	13.8%	21.7%	14.4%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2)

OTC
US	$686	601	14.0%	14.0%	—%
Intl	686	541	26.9	22.8	4.1
WW	1,372	1,142	20.1	18.2	1.9

SKIN HEALTH / BEAUTY
US	569	572	(0.5)	(0.5)	—
Intl	555	577	(3.8)	(5.5)	1.7
WW	1,124	1,149	(2.2)	(3.0)	0.8

ORAL CARE
US	150	164	(8.4)	(8.4)	—
Intl	248	248	0.1	(1.8)	1.9
WW	398	412	(3.3)	(4.5)	1.2

BABY CARE
US	95	91	5.2	5.2	—
Intl	296	302	(2.0)	(3.1)	1.1
WW	391	393	(0.3)	(1.2)	0.9

WOMEN'S HEALTH
US	3	3	20.1	20.1	—
Intl	229	227	0.5	0.6	(0.1)
WW	232	230	0.8	0.8	0.0

WOUND CARE / OTHER
US	122	125	(2.6)	(2.6)	—
Intl	61	64	(5.2)	(9.0)	3.8
WW	182	189	(3.5)	(4.8)	1.3

TOTAL CONSUMER HEALTH
US	1,625	1,556	4.5	4.5	—
Intl	2,075	1,958	5.9	3.7	2.2
WW	$3,700	3,514	5.3%	4.1%	1.2%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,771	2,558	8.3%	8.3%	—%
Intl	1,480	1,230	20.3	18.8	1.5
WW	4,250	3,789	12.2	11.7	0.5
REMICADE
US	480	634	(24.3)	(24.3)	—
US Exports (4)	47	78	(40.2)	(40.2)	—
Intl	234	209	12.2	8.1	4.1
WW	761	921	(17.4)	(18.3)	0.9
SIMPONI / SIMPONI ARIA
US	295	312	(5.3)	(5.3)	—
Intl	276	280	(1.1)	(0.7)	(0.4)
WW	571	592	(3.3)	(3.1)	(0.2)
STELARA
US	1,569	1,313	19.5	19.5	—
Intl	809	634	27.7	26.3	1.4
WW	2,378	1,947	22.2	21.7	0.5
TREMFYA
US	376	222	69.7	69.7	—
Intl	161	105	52.5	50.5	2.0
WW	537	327	64.1	63.5	0.6
OTHER IMMUNOLOGY
US	3	—	*	*	—
Intl	0	3	*	*	*
WW	3	3	(26.4)	(27.5)	1.1

INFECTIOUS DISEASES
US	679	413	64.3	64.3	—
Intl	709	451	57.2	55.6	1.6
WW	1,389	864	60.6	59.8	0.8
COVID-19 VACCINE
US	270	—	*	*	—
Intl	233	—	*	*	—
WW	502	—	*	*	—
EDURANT / rilpivirine
US	12	11	8.4	8.4	—
Intl	247	226	9.7	8.7	1.0
WW	259	236	9.6	8.6	1.0
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	380	379	0.4	0.4	—
Intl	137	147	(7.1)	(8.8)	1.7
WW	517	526	(1.7)	(2.2)	0.5
OTHER INFECTIOUS DISEASES
US	18	24	(26.0)	(26.0)	—
Intl	93	78	18.3	15.2	3.1
WW	110	102	7.8	5.4	2.4

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$835	759	10.2%	10.2%	—%
Intl	854	846	0.8	(0.5)	1.3
WW	1,689	1,605	5.3	4.6	0.7
CONCERTA / methylphenidate
US	35	43	(19.5)	(19.5)	—
Intl	122	107	14.2	12.5	1.7
WW	157	149	4.5	3.3	1.2
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	648	585	11.0	11.0	—
Intl	355	341	4.3	3.2	1.1
WW	1,004	926	8.5	8.1	0.4
RISPERDAL CONSTA
US	71	70	1.3	1.3	—
Intl	69	81	(16.7)	(16.0)	(0.7)
WW	140	152	(8.4)	(8.0)	(0.4)
OTHER NEUROSCIENCE
US	81	60	34.7	34.7	—
Intl	307	317	(2.9)	(4.8)	1.9
WW	388	377	3.1	1.5	1.6

ONCOLOGY
US	1,525	1,267	20.3	20.3	—
Intl	2,140	1,862	14.9	13.8	1.1
WW	3,665	3,129	17.1	16.5	0.6
DARZALEX
US	841	585	43.7	43.7	—
Intl	739	514	43.7	42.0	1.7
WW	1,580	1,099	43.7	42.9	0.8
ERLEADA
US	214	152	40.5	40.5	—
Intl	130	55	*	*	*
WW	344	206	66.7	65.8	0.9
IMBRUVICA
US	413	450	(8.3)	(8.3)	—
Intl	654	581	12.6	10.9	1.7
WW	1,066	1,031	3.5	2.5	1.0
ZYTIGA / abiraterone acetate
US	25	58	(57.0)	(57.0)	—
Intl	523	532	(1.8)	(2.1)	0.3
WW	548	590	(7.2)	(7.5)	0.3
OTHER ONCOLOGY
US	32	21	49.6	49.6	—
Intl	94	181	(48.0)	(47.2)	(0.8)
WW	126	203	(37.6)	(36.9)	(0.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$610	510	19.7%	19.7%	—%
Intl	258	239	7.9	8.4	(0.5)
WW	868	749	15.9	16.1	(0.2)
OPSUMIT
US	299	244	22.8	22.8	—
Intl	159	148	7.4	7.8	(0.4)
WW	458	392	17.0	17.1	(0.1)
UPTRAVI
US	265	226	17.3	17.3	—
Intl	44	34	30.4	28.8	1.6
WW	309	260	19.0	18.8	0.2
OTHER PULMONARY HYPERTENSION
US	47	40	14.4	14.4	—
Intl	54	57	(4.4)	(2.1)	(2.3)
WW	101	97	3.4	4.8	(1.4)

CARDIOVASCULAR / METABOLISM / OTHER
US	800	931	(14.0)	(14.0)	—
Intl	333	351	(5.1)	(8.2)	3.1
WW	1,133	1,281	(11.5)	(12.4)	0.9
XARELTO
US	636	630	0.8	0.8	—
Intl	—	—	—	—	—
WW	636	630	0.8	0.8	—
INVOKANA / INVOKAMET
US	66	156	(57.4)	(57.4)	—
Intl	67	68	(1.0)	(4.3)	3.3
WW	133	224	(40.3)	(41.3)	1.0
PROCRIT / EPREX
US	47	69	(30.9)	(30.9)	—
Intl	65	63	3.1	0.5	2.6
WW	112	132	(14.6)	(15.8)	1.2
OTHER
US	51	75	(32.6)	(32.6)	—
Intl	200	219	(8.7)	(11.9)	3.2
WW	251	294	(14.8)	(17.2)	2.4

TOTAL PHARMACEUTICAL
US	7,221	6,438	12.2	12.2	—
Intl	5,773	4,980	15.9	14.6	1.3
WW	$12,994	11,418	13.8%	13.2%	0.6%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

INTERVENTIONAL SOLUTIONS
US	$444	399	11.1%	11.1%	—%
Intl	513	437	17.7	15.1	2.6
WW	957	836	14.5	13.2	1.3

ORTHOPAEDICS
US	1,249	1,308	(4.5)	(4.5)	—
Intl	843	774	8.8	6.8	2.0
WW	2,093	2,083	0.5	(0.3)	0.8

HIPS
US	210	221	(5.3)	(5.3)	—
Intl	146	124	18.8	16.0	2.8
WW	356	345	3.3	2.3	1.0

KNEES
US	184	205	(9.8)	(9.8)	—
Intl	131	102	28.1	25.9	2.2
WW	316	308	2.8	2.1	0.7

TRAUMA
US	455	433	5.3	5.3	—
Intl	260	253	2.4	0.9	1.5
WW	715	685	4.2	3.7	0.5

SPINE, SPORTS & OTHER
US	400	449	(11.1)	(11.1)	—
Intl	306	295	3.5	1.5	2.0
WW	705	745	(5.3)	(6.1)	0.8

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$948	913	3.9	3.9	—%
Intl	1,457	1,239	17.6	14.8	2.8
WW	2,405	2,152	11.8	10.2	1.6

ADVANCED
US	440	421	4.6	4.6	—
Intl	705	579	21.8	18.4	3.4
WW	1,144	1,000	14.6	12.6	2.0

GENERAL
US	508	492	3.3	3.3	—
Intl	752	660	13.9	11.7	2.2
WW	1,261	1,152	9.4	8.1	1.3

VISION
US	475	473	0.6	0.6	—
Intl	714	608	17.4	17.4	0.0
WW	1,189	1,081	10.1	10.0	0.1

CONTACT LENSES / OTHER
US	359	375	(4.3)	(4.3)	—
Intl	522	455	14.9	15.2	(0.3)
WW	882	830	6.2	6.4	(0.2)
SURGICAL
US	117	98	19.6	19.6	—
Intl	191	153	24.7	23.7	1.0
WW	308	251	22.7	22.1	0.6

TOTAL MEDICAL DEVICES
US	3,117	3,092	0.8	0.8	—
Intl	3,527	3,058	15.4	13.3	2.1
WW	$6,644	6,150	8.0%	7.0%	1.0%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2)

OTC
US	$1,960	1,917	2.2%	2.2%	—%
Intl	1,894	1,722	10.0	3.9	6.1
WW	3,854	3,639	5.9	3.0	2.9

SKIN HEALTH / BEAUTY
US	1,862	1,767	5.4	5.4	—
Intl	1,595	1,506	5.9	2.1	3.8
WW	3,457	3,273	5.6	3.9	1.7

ORAL CARE
US	478	510	(6.2)	(6.2)	—
Intl	762	694	9.9	5.9	4.0
WW	1,240	1,204	3.0	0.8	2.2

BABY CARE
US	288	279	3.3	3.3	—
Intl	879	831	5.8	4.6	1.2
WW	1,167	1,110	5.2	4.3	0.9

WOMEN'S HEALTH
US	9	10	(5.7)	(5.7)	—
Intl	675	654	3.1	2.3	0.8
WW	684	664	3.0	2.1	0.9

WOUND CARE / OTHER
US	390	370	5.3	5.3	—
Intl	186	175	5.8	0.0	5.8
WW	575	545	5.4	3.6	1.8

TOTAL CONSUMER HEALTH
US	4,987	4,853	2.8	2.8	—
Intl	5,991	5,582	7.3	3.5	3.8
WW	$10,978	10,435	5.2%	3.1%	2.1%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$7,932	7,330	8.2%	8.2%	—%
Intl	4,464	3,619	23.3	17.6	5.7
WW	12,395	10,950	13.2	11.3	1.9
REMICADE
US	1,508	1,852	(18.6)	(18.6)	—
US Exports (4)	197	321	(38.7)	(38.7)	—
Intl	721	673	7.1	1.4	5.7
WW	2,426	2,846	(14.8)	(16.1)	1.3
SIMPONI / SIMPONI ARIA
US	840	840	0.0	0.0	—
Intl	877	827	6.1	2.8	3.3
WW	1,717	1,667	3.0	1.4	1.6
STELARA
US	4,396	3,668	19.9	19.9	—
Intl	2,404	1,795	33.9	27.5	6.4
WW	6,800	5,463	24.5	22.4	2.1
TREMFYA
US	975	650	50.1	50.1	—
Intl	459	316	45.4	38.0	7.4
WW	1,434	965	48.5	46.1	2.4
OTHER IMMUNOLOGY
US	15	—	*	*	—
Intl	3	9	(68.6)	(70.8)	2.2
WW	18	9	91.6	89.5	2.1

INFECTIOUS DISEASES
US	1,635	1,265	29.2	29.2	—
Intl	1,788	1,397	28.0	23.2	4.8
WW	3,424	2,662	28.6	26.1	2.5
COVID-19 VACCINE
US	421	—	*	*	—
Intl	346	—	*	*	—
WW	766	—	*	*	—
EDURANT / rilpivirine
US	31	33	(4.8)	(4.8)	—
Intl	733	684	7.2	1.7	5.5
WW	764	716	6.7	1.4	5.3
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,128	1,154	(2.2)	(2.2)	—
Intl	440	461	(4.6)	(8.6)	4.0
WW	1,568	1,615	(2.9)	(4.1)	1.2
OTHER INFECTIOUS DISEASES
US	55	79	(29.6)	(29.6)	—
Intl	270	252	6.9	2.6	4.3
WW	325	331	(1.8)	(5.0)	3.2

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$2,448	2,285	7.2%	7.2%	—%
Intl	2,770	2,565	8.0	4.1	3.9
WW	5,218	4,850	7.6	5.5	2.1
CONCERTA / methylphenidate
US	117	150	(22.1)	(22.1)	—
Intl	372	319	16.4	11.6	4.8
WW	489	469	4.1	0.8	3.3
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	1,882	1,704	10.4	10.4	—
Intl	1,111	983	13.0	7.6	5.4
WW	2,994	2,688	11.4	9.4	2.0
RISPERDAL CONSTA
US	210	220	(4.7)	(4.7)	—
Intl	242	254	(5.1)	(8.3)	3.2
WW	452	475	(4.9)	(6.6)	1.7
OTHER NEUROSCIENCE
US	239	210	13.9	13.9	—
Intl	1,045	1,008	3.7	1.5	2.2
WW	1,284	1,218	5.5	3.6	1.9

ONCOLOGY
US	4,364	3,623	20.4	20.4	—
Intl	6,406	5,310	20.6	15.3	5.3
WW	10,770	8,933	20.6	17.4	3.2
DARZALEX
US	2,302	1,540	49.5	49.5	—
Intl	2,076	1,397	48.6	42.2	6.4
WW	4,378	2,937	49.1	46.0	3.1
ERLEADA
US	578	407	41.8	41.8	—
Intl	329	112	*	*	*
WW	907	519	74.7	72.2	2.5
IMBRUVICA
US	1,311	1,329	(1.3)	(1.3)	—
Intl	1,996	1,682	18.7	13.1	5.6
WW	3,307	3,011	9.9	6.7	3.2
ZYTIGA / abiraterone acetate
US	96	284	(66.2)	(66.2)	—
Intl	1,653	1,564	5.7	0.9	4.8
WW	1,749	1,848	(5.4)	(9.4)	4.0
OTHER ONCOLOGY
US	76	63	21.0	21.0	—
Intl	352	556	(36.6)	(38.5)	1.9
WW	428	619	(30.7)	(32.4)	1.7
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$1,778	1,541	15.4%	15.4%	—%
Intl	821	742	10.7	7.3	3.4
WW	2,599	2,283	13.9	12.7	1.2
OPSUMIT
US	861	729	18.2	18.2	—
Intl	510	458	11.3	7.7	3.6
WW	1,371	1,187	15.5	14.1	1.4
UPTRAVI
US	792	692	14.6	14.6	—
Intl	135	100	34.6	27.9	6.7
WW	927	792	17.1	16.2	0.9
OTHER PULMONARY HYPERTENSION
US	125	121	2.8	2.8	—
Intl	176	183	(3.7)	(5.0)	1.3
WW	301	304	(1.1)	(1.9)	0.8

CARDIOVASCULAR / METABOLISM / OTHER
US	2,379	2,574	(7.6)	(7.6)	—
Intl	1,007	1,052	(4.2)	(9.3)	5.1
WW	3,386	3,625	(6.6)	(8.1)	1.5
XARELTO
US	1,794	1,716	4.5	4.5	—
Intl	—	—	—	—	—
WW	1,794	1,716	4.5	4.5	—
INVOKANA / INVOKAMET
US	249	405	(38.4)	(38.4)	—
Intl	194	173	11.9	5.8	6.1
WW	443	578	(23.4)	(25.2)	1.8
PROCRIT / EPREX
US	168	215	(21.7)	(21.7)	—
Intl	198	208	(4.7)	(9.7)	5.0
WW	366	423	(13.4)	(15.8)	2.4
OTHER
US	168	238	(29.3)	(29.3)	—
Intl	615	670	(8.3)	(13.1)	4.8
WW	783	908	(13.8)	(17.3)	3.5

TOTAL PHARMACEUTICAL
US	20,536	18,619	10.3	10.3	—
Intl	17,256	14,685	17.5	12.5	5.0
WW	$37,792	33,304	13.5%	11.3%	2.2%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

INTERVENTIONAL SOLUTIONS
US	$1,353	1,019	32.7%	32.7%	—%
Intl	1,599	1,134	41.1	34.3	6.8
WW	2,952	2,153	37.1	33.6	3.5

ORTHOPAEDICS
US	3,821	3,427	11.5	11.5	—
Intl	2,611	2,145	21.7	15.4	6.3
WW	6,433	5,572	15.4	13.0	2.4

HIPS
US	654	564	15.9	15.9	—
Intl	451	344	31.3	24.1	7.2
WW	1,105	908	21.8	19.0	2.8

KNEES
US	579	527	10.0	10.0	—
Intl	403	298	35.4	28.2	7.2
WW	983	825	19.2	16.6	2.6

TRAUMA
US	1,352	1,194	13.3	13.3	—
Intl	805	698	15.2	9.5	5.7
WW	2,157	1,892	14.0	11.9	2.1

SPINE, SPORTS & OTHER
US	1,236	1,142	8.2	8.2	—
Intl	952	805	18.2	12.0	6.2
WW	2,187	1,947	12.3	9.7	2.6

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$2,881	2,247	28.2%	28.2%	—%
Intl	4,418	3,556	24.2	18.4	5.8
WW	7,299	5,803	25.8	22.2	3.6

ADVANCED
US	1,304	1,079	20.9	20.9	—
Intl	2,126	1,644	29.3	23.1	6.2
WW	3,430	2,723	26.0	22.2	3.8

GENERAL
US	1,577	1,168	35.0	35.0	—
Intl	2,292	1,912	19.9	14.5	5.4
WW	3,869	3,080	25.6	22.3	3.3

VISION
US	1,414	1,160	21.9	21.9	—
Intl	2,103	1,683	25.0	22.0	3.0
WW	3,517	2,843	23.7	22.0	1.7

CONTACT LENSES / OTHER
US	1,082	924	17.0	17.0	—
Intl	1,525	1,274	19.8	17.3	2.5
WW	2,607	2,198	18.6	17.2	1.4
SURGICAL
US	333	236	41.1	41.1	—
Intl	577	409	41.1	36.7	4.4
WW	910	645	41.1	38.3	2.8

TOTAL MEDICAL DEVICES
US	9,470	7,852	20.6	20.6	—
Intl	10,731	8,518	26.0	20.5	5.5
WW	$20,201	16,370	23.4%	20.5%	2.9%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures
(4) Reported as U.S. sales